UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2003

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-9)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2002-9, which was made on December 1, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribution report pursuant to the Trust Agreement for the distribution on December 1, 2003.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

Date: December 2, 2003	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
					STATEMENT DATE:	01-DEC-03
		VERIZON GLOBAL FUNDING DEBENTURE BACKED			PAYMENT DATE:	01-DEC-03
SERIES 2002-9

135 S. LASALLE STREET, SUITE 1625
CHICAGO, IL 60603
USA

			PRIOR PAYMENT:	02-JUN-03
			NEXT PAYMENT:	01-JUN-04
			RECORD DATE:	15-NOV-03

ABN AMRO ACCT: 67-9052-10-0
	ADMINISTRATOR:	REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY 312.904.9387			STEVE FERNANDEZ 714.238.6704
	ANDY.STREEPEY@ABNAMRO.COM			STEVE.FERNANDEZ@ABNAMRO.COM

PAGE(S)
	ISSUE ID:	SAT00209			CLOSING DATE:	30-JUL-02
			STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
			CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	2-DEC-02
	MONTHLY DATA FILE NAME:		SHORTFALL SUMMARY REPORT	PAGE 4	RATED FINAL PAYMENT: DATE:	1-DEC-30
		SAT00209_200312_3.ZIP	BOND INTEREST RECONCILIATION	PAGE 5
			OTHER RELATED INFORMATION	PAGE 6
			OTHER RELATED INFORMATION	PAGE 7
			REALIZED LOSS DETAIL	PAGE 8
			RATING INFORMATION	PAGE 9

PARTIES TO THE TRANSACTION
DEPOSITOR: BEAR STEARNS/MS STRUCTURED ASSET CORP
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LASALLE WEB SITE	WWW.ETRUSTEE.NET

LASALLE FACTOR LINE	800.246.5761

	26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.					PAGE 1 OF 9

		STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		VERIZON GLOBAL FUNDING DEBENTURE BACKED							STATEMENT DATE:	01-DEC-03

		SERIES 2002-9							PAYMENT DATE:	01-DEC-03

WAC:	46.302000%								PRIOR PAYMENT:	02-JUN-03
									NEXT PAYMENT:	01-JUN-04
WAMM:	648
									RECORD DATE:	15-NOV-03
		GRANTOR TRUST
		ABN AMRO ACCT: 67-9052-10-0

	ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT	43,700,000.00		43,700,000.00	0.00	0.00	0.00	43,700,000.00	1,638,750.00	0.00	7.50000000%
80409L201			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	37.500000000	0.000000000	FIXED

B UNIT	43,700,000.00	N	43,700,000.00	0.00	0.00	0.00	43,700,000.00	47,414.50	0.00	0.21700000%
80409LAA0			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	1.085000000	0.000000000	FIXED

TOTAL	43,700,000.00		43,700,000.00	0.00	0.00	0.00	43,700,000.00	1,686,164.50	0.00

							TOTAL P&I PAYMENT	1,686,164.50

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.									PAGE 2 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED	STATEMENT DATE:	01-DEC-03
PAYMENT DATE:	01-DEC-03
SERIES 2002-9	PRIOR PAYMENT:	02-JUN-03
NEXT PAYMENT:	01-JUN-04
RECORD DATE:	15-NOV-03
ABN AMRO ACCT: 67-9052-10-0

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	1,686,164.50	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	1,686,164.50
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	1,686,164.50
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	1,686,164.50
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	BEGINNING POOL	43,700,000.00	2	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00
UNSCHEDULED PRINCIPAL	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
DEFERRED INTEREST	0.00	PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	LIQUIDATIONS	0.00	0
TOTAL INTEREST DUE TRUST	1,686,164.50	PPIS DUE CERTIFICATE	0.00
REPURCHASES	0.00	0
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
ENDING POOL	43,700,000.00	2	PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	1,686,164.50

26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.	PAGE 3 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED			STATEMENT DATE:	01-DEC-03
			PAYMENT DATE:	01-DEC-03
SERIES 2002-9			PRIOR PAYMENT:	02-JUN-03
			NEXT PAYMENT:	01-JUN-04
			RECORD DATE:	15-NOV-03
ABN AMRO ACCT: 67-9052-10-0
INTEREST ADJUSTMENTS SUMMARY

SHORTFALL ALLOCATED TO THE BONDS:		EXCESS ALLOCATED TO THE BONDS:
NET PREPAYMENT INTEREST SHORTFALLS ALLOCATED TO THE BONDS	0.00	OTHER INTEREST PROCEEDS DUE THE BONDS	0.00
SPECIAL SERVICING FEES	0.00	PREPAYMENT INTEREST EXCESS DUE THE BONDS
WORKOUT FEES	0.00	YIELD MAINTENANCE PENALTIES DUE THE BONDS	0.00
LIQUIDATION FEES	0.00	PREPAYMENT PENALTIES DUE THE BONDS	0.00
LEGAL FEES	0.00	RECOVERED ASER INTEREST DUE THE BONDS	0.00
MISC. FEES & EXPENSES PAID BY/TO SERVICER	0.00	RECOVERED INTEREST DUE THE BONDS	0.00
INTEREST PAID TO SERVICER ON OUTSTANDING ADVANCES	0.00	TOTAL EXCESS ALLOCATED TO THE BONDS	0.00
ASER INTEREST ADVANCE REDUCTION	0.00
INTEREST NOT ADVANCED (CURRENT PERIOD)	0.00
RECOUP OF PRIOR ADVANCES BY SERVICER	0.00
SERVICING FEES PAID SERVICER ON LOANS NOT ADVANCED	0.00
MISC. FEES & EXPENSES PAID BY TRUST	0.00
SHORTFALL DUE TO RATE MODIFICATION	0.00
TOTAL SHORTFALL ALLOCATED TO THE BONDS	0.00

	AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
	TOTAL EXCESS ALLOCATED TO THE BONDS	0.00
	LESS TOTAL SHORTFALL ALLOCATED TO THE BONDS	0.00
	TOTAL INTEREST ADJUSTMENT TO THE BONDS	0.00

26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.				PAGE 4 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

VERIZON GLOBAL FUNDING DEBENTURE BACKED	STATEMENT DATE:	01-DEC-03
PAYMENT DATE:	01-DEC-03
SERIES 2002-9
PRIOR PAYMENT:	02-JUN-03
NEXT PAYMENT:	01-JUN-04
RECORD DATE:	15-NOV-03

ABN AMRO ACCT: 67-9052-10-0
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	180	7.500000000%	1,638,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,638,750.00	1,638,750.00	0.00	0.00	NA	NA
B UNIT	30/360	180	0.217000000%	47,414.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	47,414.50	47,414.50	0.00	0.00	NA	NA
1,686,164.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,686,164.50	1,686,164.50	0.00	0.00
(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 5 OF 9
26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED		STATEMENT DATE:	01-DEC-03
SERIES 2002-9		PAYMENT DATE:	01-DEC-03
		PRIOR PAYMENT:	02-JUN-03
		NEXT PAYMENT:	01-JUN-04
		RECORD DATE:	15-NOV-03
ABN AMRO ACCT: 67-9052-10-0
OTHER RELATED INFORMATION

SWAP INFORMATION

SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

NONE	0.00	0.00%

26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.		PAGE 6 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED	STATEMENT DATE:	01-DEC-03
SERIES 2002-9	PAYMENT DATE:	01-DEC-03
	PRIOR PAYMENT:	02-JUN-03
	NEXT PAYMENT:	01-JUN-04
	RECORD DATE:	15-NOV-03
ABN AMRO ACCT: 67-9052-10-0
OTHER RELATED INFORMATION

THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE EXCHANGE ACT. THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, CURRENTLY FILES REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. THOSE REPORTS AND OTHER INFORMATION CAN BE INSPECTED AND COPIED AT THE PUBLIC REFERENCE FACILITIES MAINTAINED BY THE SEC AT ROOM 1024, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT PRESCRIBED RATES. THE SEC ALSO MAINTAINS A WEBSITE ON THE INTERNET AT HTTP://WWW.SEC.GOV AT WHICH USERS CAN VIEW AND DOWNLOAD COPIES OF REPORTS, PROXY, INFORMATION STATEMENTS AND OTHER INFORMATION FILED ELECTRONICALLY. IN ADDITION, THOSE REPORTS AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE UNDERLYING SECURITY ISSUER BY MAKING A REQUEST TO THE UNDERLYING SECURITY ISSUER.

26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.	PAGE 7 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	01-DEC-03
		VERIZON GLOBAL FUNDING DEBENTURE BACKED	PAYMENT DATE:	01-DEC-03
		SERIES 2002-9	PRIOR PAYMENT:	02-JUN-03
			NEXT PAYMENT:	01-JUN-04
			RECORD DATE:	15-NOV-03

ABN AMRO ACCT: 67-9052-10-0
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.		PAGE 8 OF 9

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		VERIZON GLOBAL FUNDING DEBENTURE BACKED						STATEMENT DATE:	01-DEC-03
		SERIES 2002-9						PAYMENT DATE:	01-DEC-03
								PRIOR PAYMENT:	02-JUN-03
								NEXT PAYMENT:	01-JUN-04
								RECORD DATE:	15-NOV-03
ABN AMRO ACCT: 67-9052-10-0
RATING INFORMATION

				ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
	CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

	A UNIT	80409L201	NR	A1	A+
	B UNIT	80409LAA0	NR	A1	A+

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

	26-NOV-2003 - 09:13 (I931-I932) 2003 LASALLE BANK N.A.							PAGE 9 OF 9